INVESTOR PRESENTATION J a n u a r y 2 5 , 2 0 2 1

FORWARD LOOKING STATEMENTS 2 This news presentation contains statements regarding our expectations, beliefs and views about our future financial performance and our business, trends and expectations regarding the markets in which we operate, and our future plans, including the credit exposure of certain loan products and other components of our business that could be impacted by the COVID-19 pandemic. Those statements constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may”. Forward-looking statements are based on current information available to us and our assumptions about future events over which we do not have control. Moreover, our business and our markets are subject to a number of risks and uncertainties which could cause our actual financial performance in the future, and the future performance of our markets (which can affect both our financial performance and the market prices of our shares), to differ, possibly materially, from our expectations as set forth in the forward-looking statements contained in this news release. In addition to the risk of incurring loan losses, which is an inherent risk of the banking business, these risks and uncertainties include, but are not limited to, the following: deteriorating economic conditions and macroeconomic factors such as unemployment rates and the volume of bankruptcies, as well as changes in monetary, fiscal or tax policy to address the impact of COVID-19, any of which could cause us to incur additional loan losses and adversely affect our results of operations in the future; the risk that the credit quality of our borrowers declines; potential declines in the value of the collateral for secured loans; the risk that steps we have taken to strengthen our overall credit administration are not effective; the risk that our interest margins and, therefore, our net interest income will be adversely affected by changes in prevailing interest rates; the risk that we will not succeed in further reducing our remaining nonperforming assets, in which event we would face the prospect of further loan charge-offs and write-downs of other real estate owned and would continue to incur expenses associated with the management and disposition of those assets; the risk that we will not be able to manage our interest rate risks effectively, in which event our operating results could be harmed; the prospect that government regulation of banking and other financial services organizations will increase, causing our costs of doing business to increase and restricting our ability to take advantage of business and growth opportunities; the risk that our efforts to develop a robust commercial banking platform may not succeed; and the risk that we may be unable to realize our expected level of increasing deposit inflows. Many of the foregoing risks and uncertainties are, and will be, exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result. Readers of this presentation are encouraged to review the additional information regarding these and other risks and uncertainties to which our business is subject that are contained in our Annual Report on Form 10-K for the year ended December 31, 2019 which is on file with the Securities and Exchange Commission (the “SEC”). Additional information is set forth in our Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2020, which is on file with the SEC, and readers of this presentation are urged to review the additional information that is contained in that report. Due to these and other risks and uncertainties to which our business is subject, you are cautioned not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of its date, or to make predictions about our future financial performance based solely on our historical financial performance. We disclaim any obligation to update or revise any of the forward-looking statements as a result of new information, future events or otherwise, except as may be required by law.

FOURTH QUARTER 2020 SUMMARY _________________________________ 3  QTD net income of $3.7 million, or $0.16 per fully diluted share, with YTD net income of $8.3 million, or $0.35 per fully diluted share  Higher revenue and stable expenses drove improvement in efficiency ratio to 60.4% from 70.4% in 4Q19  NIM contracted 3 bps to 3.31% due primarily to adjustment in PPP fee income recognition and increase in loans on nonaccrual  Continued improvement in deposit mix – non-maturing deposits represent 84.6% of total deposits  Increase in loan production and funding in 4Q20, although PPP loan forgiveness resulted in decline in total loan balances  Lower loan balances and prior quarter provisions resulted in no provision expense in 4Q20, although ALLL/total loans increased 6 bps to 1.43%

STRONG EXECUTION ON STRATEGIC PRIORITIES _________________________________ 4 •Non-maturity deposits increased to 84.6% of total deposits at 12/31/20 from 76.9% at 12/31/19 •Spot rate cost of deposits declined to 0.27% at 12/31/20 from 0.99% at 12/31/19 Improve Deposit Mix and Reduce Cost of Deposits •Expense management initiative implemented in 1H20 resulting in $3 million in annualized run rate cost savings •Efficiency ratio improved to 60.4% in 4Q20 from 70.4% in 4Q19 Streamline Cost Structure and Increase Operating Leverage •New fee structure resulted in service fees increasing by 129% in 4Q20 compared to 4Q19 •Focus on SBA loan production driving meaningful revenue from the gain on loan sale income Increase Contributions of Non-Interest Income •Net income increased 740% in 4Q20 compared to 4Q19 •ROAA improved to 1.03% in 4Q20 from 0.12% in 4Q19 •ROAE improved to 10.37% in 4Q20 from 1.16% in 4Q19 Generate Higher Level of Profitability •Hired new Chief Banking Officer in Q2 •Added five proven Southern California commercial lenders in 2H20 •Expanding presence in Los Angeles footprint Expansion of Commercial Banking Team

CALIFORNIA COVID RE-OPENING REGULATIONS ____________________________ 5 Detail of re-opening parameters by Industry Sector available here: https://www.cdph.ca.gov/Programs/CID/DCDC/CDPH%20Document%20Library/COVID-19/Dimmer-Framework-September_2020.pdf • California Department of Public Health has developed a complex set of metrics that determine risk level by county • Resultant color coding used for determined re-opening tiers • Re-opening tiers establish operating parameters for businesses, such as occupancy rates

6 CALIFORNIA REOPENING STATUS BY COUNTY As of 1-12-2021 _________________________________ • Nearly every county in California under more strict reopening guidelines compared to Q3 2020 • Cases per day per 100K in Southern California well below state average but higher positivity rates • New metric of ICU availability at 0% in Southern California region – places more restrictive operating guidelines for businesses

“WELLNESS CHECKS” ON CLIENTS _________________________________ 7  Initial contacts with clients beginning in early February centered on supply chain impacts associated with China trade, extended client outreach regarding business impact of COVID-19  RYG* qualitative assessment regarding degree of impact on core clients, including rolling cash flow forecasts  December review covered $827 million in total loan balances, or 83% of the loan portfolio (excluding PPP) 14% 42% 43% *Red rating related to those businesses that were heavily impacted, Yellow for those businesses that impact was moderate but acceptable, and Green for those businesses who were stable to positive. 7% 36% 57% Mar Jun 10% 42% 48% Sep 9% 35% 55% Dec Heavy Moderate but Acceptable Stable to Positive

“WELLNESS CHECKS” ON CLIENTS RYG by Loan Grade – 12/31/2020 _________________________________ 8 2% 34% 64% 30% 47% 23% 49% 33% 19% Pass Watch/Special Mention Classified

“WELLNESS CHECKS” ON CLIENTS RYG by Loan Type – 12/31/2020 _________________________________ 9 17% 26% 57% 6% 42% 52% C&I Commercial Real Estate* * CRE-Owner occupied, CRE-Non-owner occupied, Multifamily and Construction ** Dollar weighted average based upon LTV at origination LTV** of 58%

COMMERCIAL LOAN PORTFOLIO* Exposure to High Risk Sectors _________________________________ 10 *Includes C&I and Commercial Real Estate, excluding PPP as of December 31, 2020 NAICS Category Amount (millions) Percent Of Total Loans Classified Amount (millions) Percent Classified Loans (Dollars in millions) Health care and social assistance (62) $ 13.0 1.0% $ - - Entertainment/movie theaters (71/5121) 31.7 2.6% 18.5 20.6% Accommodation and food services (72) 36.0 3.0% - - Retail trade (44/45) 30.1 2.5% 0.3 0.4% Wholesale (42) 26.2 2.2% 0.6 0.8% Transportation/distribution (48) 20.0 1.6% 12.0 13.4% Total high risk sectors $157.0 12.9% $31.4 34.7%

“WELLNESS CHECKS” ON CLIENTS RYG by COVID High Impact Industries – 12/31/2020 _________________________________ 11 100% Healthcare Retail Accommodation/Food ServiceEntertainment/Movie Theatres 29% 71% 16% 45% 39% 57% 34% 9% 45% 11% 44% 8% 33% 59% Wholesale Transportation/Distribution

CURRENT* LOAN PAYMENT DEFERRALS By Loan Category _________________________________ 12 1st Deferral 2nd Deferral 3rd Deferral Loan Category $ # $ # $ # (Dollars in millions) Commercial & industrial $ - - $ 3.98 6 $ - - Commercial real estate – owner occupied - - - - 16.03 1 Commercial real estate – non-owner occupied - - - - - - Multifamily - - - - - - Consumer 0.07 3 0.30 5 0.04 1 Residential - - 0.14 1 - - Totals $0.07 3 $4.42 12 $16.07 2 * Loans under deferred payment status as of December 31, 2020

LOAN PORTFOLIO 12-31-20 Asset Quality Ratings by Category _________________________________ 13 Loan Category Pass Special Mention Sub Standard Doubtful Total (Dollars in millions) Commercial & industrial $493.4 $13.7 $59.4 $0.6 $567.1 Commercial real estate – owner occupied 162.2 6.9 28.2 - 197.3 Commercial real estate – non-owner occupied 192.3 0.8 1.8 - 194.9 Multifamily 158.8 0.4 - - 159.2 Construction and land development 11.8 - - - 11.8 Consumer 80.6 - 0.2 - 80.8 Residential 12.8 - - - 12.8 Totals $1,111.9 $21.8 $89.6 $0.6 $1,223.9

LOAN PORTFOLIO 12-31-20 Reserve Coverage by Category _________________________________ 14 Loan Category Balance Classified Reserve Reserve to Balance Reserve to Classified (Dollars in millions) Commercial & industrial (excluding PPP) $ 337.4 $60.0 $11.3 3.34% 18.74% Commercial real estate – owner occupied 197.3 28.2 2.6 1.34% 9.35% Commercial real estate – non-owner occupied 194.9 1.8 0.8 0.39% 41.11% Multifamily 159.2 - 0.6 0.36% - Construction and land development 11.8 - 0.1 1.16% - Consumer 80.8 0.2 1.8 2.18% 965.72% Residential 12.8 - .3 2.62% - Totals (excluding PPP) 994.2 90.2 17.5 1.76% 19.33% PPP (100% SBA guarantee) 229.7 - - - - Total gross loans $1,223.9 $90.2 $17.5 1.43% 19.33%

PAYCHECK PROTECTION PROGRAM (PPP) _________________________________ 15 •Began accepting applications 1st day, April 3rd •Received over 300 initial applications day-1 Launched Online Application Portal •Processed and funded a total of 700 applications •Round 1: Funded 430 loans totaling $243 million •Round 2: Funded 270 loans totaling $49 million Program Successes •Funded average loan size of $417 thousand •Workforce in excess of 36,000 for funded/approved applicants •Processing fees expected to exceed $7.5 million •Q4 fee income recognized - $1.6mm QTD and $6.5mm YTD Key PPP Metrics •Additional $176mm available from FHLB •$135mm available from Federal Reserve excluding PPP •PPP loans pledged as collateral with Federal Reserve through PPPLF 100% of Funding Need in Place

PAYCHECK PROTECTION PROGRAM (PPP) Forgiveness Process _________________________________ 16 14 28 66 137 205 2351 3 66 131 176$8 $24 $52 $78 $94 $118 $29 $49 $59 $- $20 $40 $60 $80 $100 $120 $140 0 50 100 150 200 250 300 Aug Sep Oct Nov Dec Jan A m o u n t (i n m il li o n s) N u m b e r Cumulative PPP Loan Forgiveness Status – 01-20-2021 # Submitted # Forgiven $ Submitted $ Forgiven By dollar, 42% of PPP loans have been submitted to the SBA, half of which have been forgiven

LOAN* PRODUCTION AND PORTFOLIO TRENDS _________________________________ 17 50% 52% 54% 56% 58% 60% 62% 64% 66% 68% 70% -$80 -$60 -$40 -$20 $0 $20 $40 $60 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 M il li o n s CY New Loan Origination** Pre-Existing Loan Draw/(Pay Down) Pay Offs C&I Utilization Rate * Excludes SBA Paycheck Protection Program loans ** Reflects current year cumulative net change in month inclusive of working capital line activity

SPOT RATE* TRENDS _________________________________ 18 *Weighted average rate on the last day of each month **Excludes SBA PPP loans 5.21% 5.19% 4.83% 4.81% 4.88% 4.77% 4.77% 4.77% 4.78% 4.75% 4.76% 4.64% 0.99% 1.00% 0.76% 0.60% 0.49% 0.46% 0.41% 0.39% 0.33% 0.30% 0.28% 0.27% 4.22% 4.20% 4.07% 4.13% 4.39% 4.31% 4.36% 4.38% 4.46% 4.45% 4.47% 4.38% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Note Rate** Deposit Cost Spread Widening spreads - better now than before 150bp of rate reductions

CD REPRICING NEXT 12 MONTHS _________________________________ 19 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% 1.40% $0 $5 $10 $15 $20 $25 $30 J-21 F-21 M-21 A-21 M-21 J-21 J-21 A-21 S-21 O-21 N-21 D-21 M il li o n s Maturing Balance WAIR* *Projected weighted average rate assuming all maturing CDs roll at current offering rate of 25 basis points

STRONG CAPITAL POSITION AT BANK _________________________________ 0.0% 3.0% 6.0% 9.0% 12.0% 15.0% 18.0% COMMON EQUITY TIER 1 CAPITAL RATIO TIER 1 CAPITAL RATIO TOTAL CAPITAL RATIO 14.6% 14.6% 15.9% 6.5% 8.0% 10.0% PM BANK WELL-CAPITALIZED REQUIREMENT 20 As of December 31, 2020  Stock buy-backs on hold  No dividends and none being considered  Not adopting Community Bank Leverage Ratio Framework

STRONG LIQUIDITY POSITION AT BANK _________________________________ 21 As of December 31, 2020  $676 million of total available liquidity  $324 million of primary liquidity and liquidity ratio of 20%  Increased borrowing capacity for funding PPP loans  Arranged for PPP loans to be pledged at Federal Reserve  Participant in PPPLF-$230mm of additional availability Cash, $288 Unpledged Securities, $40 FHLB Capacity, $242 FRB Capacity, $106 In millions

I n v e s t o r R e l a t i o n s : C u r t C h r i s t i a n s s e n ( 7 1 4 ) 4 3 8 - 2 5 3 1 C u r t . c h r i s t i a n s s e n @ p m b a n k . c o m 22